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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-12543) of BFC Financial Corporation of our report dated March 30, 2004 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 30, 2004